Supplement Dated May 1, 2023
To the Updating Summary Prospectuses Dated May 1, 2023 for:

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance
Lincoln Corporate Variable 5, Lincoln Corporate Commitment® VUL

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers and objectives are listed below.

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Maximum capital appreciation.	M Capital Appreciation Fund advised by M Financial Investment Advisers, Inc. (MFIA) This fund is available only to existing policy holders as of May 18, 2009. Consult your financial adviser.	1.00%	-18.14%	4.65%	10.21%
Long-term capital appreciation.	M International Equity Fund advised by M Financial Investment Advisers, Inc. (MFIA) This fund is available only to existing policy holders as of May 18, 2009. Consult your financial adviser.	0.68%*	-14.16%	-0.16%	2.48%
Long-term capital appreciation.	M Large Cap Growth Fund advised by M Financial Investment Advisers, Inc. (MFIA) This fund is available only to existing policy holders as of May 18, 2009. Consult your financial adviser.	0.76%	-25.41%	8.60%	12.73%
Long-term capital appreciation.	M Large Cap Value Fund advised by M Financial Investment Advisers, Inc. (MFIA) This fund is available only to existing policy holders as of May 18, 2009. Consult your financial adviser.	0.63%	-1.45%	5.80%	9.35%

*This fund is subject to an expense reimbursement or a fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.

Please retain this Supplement for future reference.